UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2008

Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
120 Broadway, 31st Floor New York, NY 10271
(Address of principal executive offices)

(212) 655-2000
(Registrant’s telephone number, including area code
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 – Results of Operations and Financial Condition on Form 8-K.

On March 6, 2008, Tower Group, Inc. issued a press release announcing its results of operations for the fourth quarter and year-ended December 31, 2007.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed as part of this report.

Number	Description
99.1	Copy of press release issued by Tower Group, Inc. dated March 6, 2008

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group, Inc.
Registrant

Date: March 6, 2008	/s/ Stephen L. Kibblehouse
STEPHEN L. KIBBLEHOUSE Senior Vice President & General Counsel